SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM T - 1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

              Check if an application to determine eligibility of a
                      Trustee pursuant to Section 305(b)(2)


                           NORWEST BANK COLORADO, N.A.
               (Exact name of trustee as specified in its charter)


         NOT APPLICABLE                               84-0187632
(Jurisdiction of incorporation or                     ------------------------
 Organization if not a U.S. national                  (I.R.S. Employer
 bank)                                                 Identification No.)


1740 BROADWAY
DENVER, COLORADO                                     80274-8693
(Address of principal executive office)              (Zip Code)


                           NORWEST BANK COLORADO, N.A.
                        ATTN: CORPORATE TRUST DEPARTMENT
                                  1740 BROADWAY
                              DENVER, CO 80274-8693
                                  303-863-6247
            (Name, address and telephone number of agent for service)

                                 -------------

                            ICG COMMUNICATIONS, INC.
               (Exact name of obligor as specified in its charter)


         COLORADO                                    84-1448147
(State or other jurisdiction of                   (I.R.S. Employer
 incorporation or organization)                    Identification
                                                   No.)
161 INVERNESS DRIVE WEST
ENGLEWOOD, CO                                             80112
(Address of principal executive office)              (Zip Code)

                                 -------------

ICG SERVICES, INC. 10% SENIOR DISCOUNT NOTES DUE FEBRUARY 15, 2008

ITEM 1.   GENERAL INFORMATION

          Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

          Name                                          Address
          ----                                          -------

          Comptroller of the Currency                 Washington, D.C.
          Federal Reserve Bank of Denver              Denver, Colorado
          Federal Deposit Insurance Corporation       Dallas, Texas
          National Bank Examiners - Western District  Denver, Colorado

          (b) Whether it is authorized to exercise corporate trust powers.

                                    Yes.


ITEM 2.   AFFILIATIONS WITH OBLIGOR.

          If the Obligor is an affiliate of the trustee, describe such affiliation.

                                    None.


ITEM 3.   VOTING SECURITIES OF THE TRUSTEE.

          (a) Furnish the following information as to each class of voting securities of the trustee.

                              As of April 27, 1998
                                    --------------
                                   (within 31 days)

          Col. A                                          Col. B
          ------                                          ------
          Title of Class                                  Amount Outstanding
          --------------                                  ------------------

                                    Not Applicable


ITEM 4.   TRUSTEESHIPS UNDER OTHER INDENTURES.

          If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

          (a) Title of the securities outstanding under each such other indenture.

                    ICG Holdings, Inc. 13.5% Senior Discount Notes Due September 15, 2005 and Warrants

                    ICG Holdings, Inc. 12 1/2% Senior Discount Notes Due May 1, 2006

                    ICG Holdings, Inc. 11 5/8% Senior Discount Notes Due March 15, 2007

          (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of
              Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indentures, including a statement as to how the indenture securities will rank as compared with the securities under such other indentures.

                                    Not applicable.


ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

          If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

                          Not applicable.


ITEM 6.   VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
          OFFICIALS.

          Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner and executive officer of the obligor:

                              As of April 27, 1998
                                   ---------------
                                   (within 31 days)

   Col. A            Col. B             Col. C                   Col. D
-------------    --------------      ------------        ----------------------
                                                         Percentage of Voting
                                                         Securities Represented
                                     Amount Owned        by Amount Given
Name of Owner    Title of Class      Beneficially        In Col. C
-------------    --------------      ------------        ----------------------

                                    None

ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE UNDERWRITERS OR THEIR OFFICIALS.

          Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter:

                              As of April 27, 1998
                                   ---------------
                                   (within 31 days)


   Col. A             Col. B            Col. C                  Col. D
------------      --------------      ------------      ----------------------
                                                        Percentage of Voting
                                                        Securities Represented
                                      Amount Owned      by Amount Given
Name of Owner     Title of Class      Beneficially      in Col. C
-------------     --------------      ------------      ----------------------

                                    None


ITEM 8.   SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

          Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee:

                              As of April 27, 1998
                                    ---------------
                                   (within 31 days)

   Col. A           Col. B                   Col. C                 Col. D
-----------      --------------      ----------------------     --------------
                 Whether the         Amount Owned               Percentage of
                 Securities are      Beneficially or            Class
                 Voting or           Held as Collateral         Represented by
Title of         Nonvoting           Security for               Amount Given
Class            Securities          Obligations in Default     in Col. C
-----------      --------------      ----------------------     --------------

                                    None


ITEM 9.   SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

           If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter, any of which are so owned or held by the trustee:

                              As of April 27, 1998
                                   ----------------
                                   (within 31 days)

  Col. A           Col. B               Col. C                    Col. D
-----------    --------------    ---------------------    ----------------------
                                 Amount Owned
Name of                          Beneficially or Held     Percentage of Class
Issuer and                       as Collateral Security   Securities Represented
Title of       Amount            for Obligations in       by Amount Given
Class          Outstanding       Default by Trustee       in Col. C
-----------    --------------    ---------------------    ----------------------

                                      None


ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

           If the trustee owns beneficially or holds as collateral security for obligations in default any voting securities of a person who, to the knowledge of the trustee (1) owns 10 percent or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person:

                              As of April 27, 1998
                                   ----------------
                                   (within 31 days)

 Col. A           Col. B               Col. C                    Col. D
-----------    --------------    ---------------------    ----------------------
                                 Amount Owned
Name of                          Beneficially or Held     Percentage of Class
Issuer and                       as Collateral Security   Securities Represented
Title of       Amount            for Obligations in       by Amount Given
Class          Outstanding       Default by Trustee       in Col. C
-----------    --------------    ---------------------    ----------------------

                                      None


ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

          If the Trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person, any of which are so owned or held by the trustee:

                              As of April 27, 1998
                                   ----------------
                                   (within 31 days)

 Col. A           Col. B               Col. C                   Col. D
-----------    --------------    ---------------------   ----------------------
                                 Amount Owned
Name of                          Beneficially or Held    Percentage of Class
Issuer and                       as Collateral Security  Securities Represented
Title of       Amount            for Obligations in      by Amount Given
Class          Outstanding       Default by Trustee      in Col. C
-----------    --------------    ---------------------   ----------------------

                                      None


ITEM 12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

          Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information:

                  Col. A                        Col. B           Col. C
          ----------------------          ------------------    --------
          Nature of Indebtedness          Amount Outstanding    Date Due
          ----------------------          ------------------    --------

          ICG Wireless Services, Inc.
          Standby Letter of Credit        $  66,607             June 28, 1998

          ICG Wireless Services, Inc.
          Standby Letter of Credit        $117,995              June 28, 1998
          Equipment Finance Lease         $ 84,400              September, 1998


ITEM 13.  DEFAULTS BY THE OBLIGOR.

          (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

                                      None.


          (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series. identify the indenture or series affected, and explain the nature of any such default.

                                      None.


ITEM 14.  AFFILIATIONS WITH THE UNDERWRITERS.

          If any underwriter is an affiliate of the trustee, describe each such affiliation.

                                 Not applicable.

ITEM 15.  FOREIGN TRUSTEE.

          Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

                                 Not applicable.


ITEM 16.  LIST OF EXHIBITS.

          List below all exhibits filed as a part of this statement of eligibility.

          1. A copy of the articles of association of the trustee as now in effect*

          2. A copy of the authorization of the trustee to exercise corporate trust powers*

          3. A copy of the existing bylaws of the trustee, or instruments corresponding thereto*

          4. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority**


*EXHIBITS 1, 2, AND 3 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF NORWEST BANK COLORADO, N.A. FILED AS EXHIBIT 25.1 TO THE REGISTRATION STATEMENT ON AMENDMENT NO. 2 TO FORM S-4 OF ICG HOLDINGS, INC., FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 5, 1997 (REGISRATION NO. 333-24359).


**EXHIBIT 4 IS HEREIN INCORPORATED BY REFERENCE TO EXHIBIT BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF NORWEST BANK COLORADO, N.A. FILED AS EXHIBIT 25.1 TO THE REGISTRATION STATEMENT ON FORM 8-K OF NORDSTROM, INC., FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 13, 1998 (REGISRATION NO. 333-47035).

                                    SIGNATURE


                  Pursuant to the requirements of the Trustee Indenture Act of 1939 the trustee, Norwest Bank Colorado, N.A., organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City and County of Denver, and State of Colorado on the 27th day of April, 1998.


                                          NORWEST BANK COLORADO, N.A.



                                          By: /s/ Amy E. Buck
                                             ------------------------
                                              Vice President

                               CONSENT OF TRUSTEE


Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the issue of ICG Services, Inc. 10% Senior Discount Notes Due February 15, 2008 we hereby consent that reports of examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.


                                             NORWEST BANK COLORADO, N.A.


                                             By:  /s/ Amy E. Buck
                                                 ------------------------
                                                 Vice President


Dated:  April 27, 1998